ABS Corporation
Banc One Home Equity Loan Trust 1999-1	Page 1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

CERTIFICATES INFORMATION
	BALANCE	MARGIN
Investors	$500,000,000.00	0.26%
Transferor	$10,205,197.95	0.00%

OTHER INFORMATION

Original Pool Balance @ Cut-Off Date	$510,205,197.95
Servicing Fee	0.500%

Original Settlement Date	6/23/99
First Payment Date	7/20/99
Short Interest Period Days	27
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.75%
Required Credit Enhancement Amount	$8,750,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	1,250,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$500,000,000.00

Fixed Allocation Percentage
Minimum Transferor Interest Percentage	98.00%
Credit Enhancement Fee	5.00%
Rapid Amortization Event Trigger (% of Original Pool Balance)	0.110%
Tail Adjustment	1.000%
	$0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1	Page 2
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

INPUT SECTION (PAGE 1 of 1)

MONTH:	50
DISTRIBUTION DATE:	8/20/03
DETERMINATION DATE:	8/15/03
30

MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:

MTGE LOANS INTEREST RECEIVED	$694,332.17
MTGE LOANS PRINCIPAL RECEIVED	$9,429,702.40
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$45,077.51
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$3,690,552.31
MTGE LOANS LIQUIDATION LOSS AMOUNT	$190,235.54

MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$149,701,957.20

AVERAGE MTGE LOANS RATE	5.07721%

DELINQUENCY & REO SUMMARY
DEL STAT 1 – NO. OF ACCTS	82
DEL STAT 1 – CURRENT BALANCE	$2,225,801.53
DEL STAT 2 – NO. OF ACCTS	25
DEL STAT 2 – CURRENT BALANCE	$722,641.11
DEL STAT 1+ – NO. OF ACCTS	204
DEL STAT 1+ – CURRENT BALANCE	$6,478,515.50
DEL STAT 3+ – NO. OF ACCTS	97
DEL STAT 3+ – CURRENT BALANCE	$3,530,072.86

REO – NO. OF ACCTS	0
REO – CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	75.370%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.250%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.827%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	NO

OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	1.10000%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation
Banc One Home Equity Loan Trust 1999-1	Page 3
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 1 of 5)

Distribution Date:	8/20/03

LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	1.10000%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	4.39766%
Maximum Rate	4.39766%
Investor Certificate Rate (LIBOR + 26 bps)	1.36000%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	30

Beginning Pool Balance	155,631,342.83
Beginning Investor Certificate Principal Balance	140,927,524.10
Beginning Transferor Principal Balance	9,969,819.21
Beginning Invested Amount	145,661,523.62
Investor Floating Allocation Percentage	93.5940%
Liquidation Loss Amount	190,235.54
Servicing Fee	64,846.39

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	694,332.17
Mtge Loans Principal	9,429,702.40
Mtge Loans Net Liquidation Proceeds	45,077.51
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	10,169,112.08

Mtge Loans Interest	694,332.17
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	45,077.51
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	739,409.68

Mtge Loans Principal	9,429,702.40
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	9,429,702.40

Interest Collections	739,409.68
Principal Collections	9,429,702.40

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	692,042.74
Investor Principal Collections	9,241,088.13
Transferor Interest Collections	47,366.94
Transferor Principal Collections	188,614.27
(Check)	0.00

Investor Loss Amount	178,048.96
Transferor Loss Amount	12,186.58

ABS Corporation
Banc One Home Equity Loan Trust 1999-1	Page 4
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 2 of 5)

Distribution Date:	8/20/03

Investor Interest Collections	692,042.74
less Investor Servicing Fee	60,692.30
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	159,717.86
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	12,918.36
less Investor Loss Amount	178,048.96
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	280,665.26
less Accelerated Principal Distribution Amount	(192,308.97)
less Deposit to (Release from) Spread Account	(14,793.00)
Remaining Excess Interest	487,767.23

Investor Distributions
Investor Certificate Interest	159,717.86
Managed Amortization Period? (Y=1, N=0)	1
Rapid Amortization Period? (Y=1, N=0)	0
Principal Collections less Additional Balances	5,739,150.09
Alternative Principal Payment	5,739,150.09
Maximum Principal Collections	9,241,088.13
Principal Distribution Amount	5,739,150.09
Investor Loss Amount Distributed to Investors	178,048.96
Excess Interest Paid as Principal	(192,308.97)

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	43,212.85
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	3,690,552.31

Excess Int. (Shortfall) a/ Interest	532,324.88
Excess Int. (Shortfall) a/ Premium b/ Losses	519,406.52
Excess Int. (Shortfall) a/ Losses	341,357.56
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	5,884,607.94
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 5
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 3 of 5)

Distribution Date:	8/20/03

Beginning Pool Balance	155,631,342.83
Interest Distribution	739,409.68
Principal Distribution	9,429,702.40
Additional Balances	3,690,552.31
Liquidation Loss Amount	190,235.54
Ending Pool Balance	149,701,957.20

Beginning Investor Certificate Principal Balance	140,927,524.10
Investor Certificate Interest	159,717.86
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	5,724,890.08
Ending Investor Certificate Principal Balance	135,202,634.02
Pool Factor	0.2704053

Beginning Transferor Balance	9,969,819.21
Interest Distribution (including funds released from Spread Account)	47,366.94
Principal Distribution (including Unallocated Transferor Principal Collections)	3,690,552.31
Additional Balances	3,690,552.31
Losses allocated to Transferor	12,186.58
Ending Transferor Balance	9,957,632.63
Minimum Transferor Interest	7,485,097.86
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	145,661,523.62
Principal Distribution Amount	5,739,150.09
Investor Loss Reduction Amount	178,048.96
Ending Invested Amount	139,744,324.57

Beginning Total OC Amount	4,733,999.52
Ending Total OC Amount	4,541,690.55
Ending Total OC Amount (% of Original Invested Amount)	0.91%

Spread Account Cap Amount	349,360.81
Beginning Spread Account Balance	364,153.81
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(14,793.00)
Ending Spread Account Balance	349,360.81
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1	Page 6
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 4 of 5)

Distribution Date:	8/20/03

Beginning Insured Principal Amount	$140,927,524.10
Ending Insured Principal Amount	$135,202,634.02

Available Credit Enhancement	0.96%
Investor Distribution Amount	5,884,607.94
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	3,733,765.16

Investor Loss Amount Reimbursed from Excess Interest	178,048.96
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	4,541,690.55
Cum. Principal Payments (Including ECPB & APDA)	364,797,365.98
Cum. Principal Payments (Excluding ECPB & APDA)	360,447,984.40
Cum. OC Amount	4,541,690.55
Cum. SA Deposits	349,360.81
Cum. Liquidation Losses	6,844,038.85
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.423%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1	Page 7
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 5 of 5)

Distribution Date:	8/20/03

SOURCES OF FUNDS:
Mtge Loans Interest	694,332.17
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	45,077.51
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	9,429,702.40
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	10,169,112.08

USES OF FUNDS
Servicing Fee	64,846.39
Investor Interest Distribution	159,717.86
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	5,724,890.08
Transferor Distribution (not including Cash Released to Transferor)	3,733,765.16
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	12,918.36
Cash Deposited to (Released from) Spread Account	(14,793.00)
Cash Released to Transferor	487,767.23
Total	10,169,112.08

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	1,712,418.59
Aggregate Amount of Locked Balances – %	1.144%
Portfolio CLTV as of the End of the Collection Period	75.370%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK

Sources & Uses
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK
OK

Distribution List:

Keith Richardson – Bank One, N.A.

7

ABS Corporation
Banc One Home Equity Loan Trust 1999-1	Page 8
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 1 of 3)

Distribution Date:	8/20/03

A. POOL INFORMATION
Aggregate Amount of Collections	10,169,112.08
Aggregate Amount of Interest Collections	739,409.68
Aggregate Amount of Principal Collections	9,429,702.40
Transfer Deposit Amount	0.00
Beginning Pool Balance	155,631,342.83
Ending Pool Balance	149,701,957.20
Additional Balances	3,690,552.31
Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.423%
Servicing Fee	64,846.39
Unpaid Servicing Fee Received	0.00
Remaining Accrued and Unpaid Servicing Fee	0.00

B. INTEREST, PRINCIPAL & LOSS ALLOCATION
Investor Certificateholder Floating Allocation Percentage	93.59%
Investor Certificateholder Fixed Allocation Percentage	98.00%
Investor Interest Collections	692,042.74
Investor Principal Collections	9,241,088.13
Transferor Interest Collections	47,366.94
Transferor Principal Collections	188,614.27
Investor Loss Amount	178,048.96
Beginning Invested Amount	145,661,523.62
Ending Invested Amount	139,744,324.57

C. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed	159,717.86
Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
Unpaid Investor Certificate Interest Shortfall Received	0.00
Unpaid Investor Certificate Interest Shortfall Remaining	0.00
Principal Distribution Amount	5,739,150.09
Managed Amortization Period? (Yes=1; No=0)	1
Rapid Amortization Period? (Yes=1; No=0)	0
Maximum Principal Collections Payment	9,241,088.13
Alternative Principal Payment	5,739,150.09
Principal Collections less Additional Balances	5,739,150.09
Investor Loss Amount Distributed to Investors	178,048.96
Accelerated Principal Distribution Amount	(192,308.97)

D. INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Certificate Principal Balance	140,927,524.10
Ending Certificate Principal Balance	135,202,634.02
Pool Factor	0.2704053

ABS Corporation
Banc One Home Equity Loan Trust 1999-1	Page 9
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 2 of 3)

Distribution Date:	8/20/03

E. DISTRIBUTIONS TO TRANSFEROR

Interest Distribution	47,366.94
Principal Distribution	3,690,552.31
Amount Distributed to Transferor	0.00

F. TRANSFEROR BALANCE

Beginning Transferor Principal Balance	9,969,819.21
Ending Transferor Principal Balance	9,957,632.63
Minimum Transferor Balance	7,485,097.86

G. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	1.36000%
LIBOR Rate	1.10000%
Maximum Rate	4.39766%
Weighted Average Mortgage Net Loan Rate	4.39766%

H. CREDIT ENHANCEMENT

Credit Enhancement Fee	12,918.36
Guaranteed Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00

I. SPREAD ACCOUNT

Beginning Spread Account Balance	364,153.81
Ending Spread Account Balance	349,360.81
Amount to be distributed to (Released from) the Spread Account	(14,793.00)
Spread Account Maximum	349,360.81

J. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	82
Trust Balances	2,225,801.53
Delinquent 60-89 days
No. of Accounts	25
Trust Balances	722,641.11
Delinquent 90+ days
No. of Accounts	97
Trust Balances	3,530,072.86
Delinquent 9+ months
No. of Accounts	0
Trust Balances	0.00
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 10
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 3 of 3)

Distribution Date:	8/20/03

K. EVENT OF DEFAULT TRIGGERS	0

Failure by Seller to make payment within 5 Business Days of Required Date ?	0
Failure by Seller to perform any covenants described in the Agreement ?	0
Bankruptcy or Insolvency relating to Servicer ?	0

L. RAPID AMORTIZATION EVENT TRIGGERS	0

Failure by Seller to make payment within 3 Business Days of Required Date ?	0
Breach of Representation or Warranty by Seller or Depositor?	0
Bankruptcy or Insolvency relating to Transferor ?	0
Subject to Investment Company Act of 1940 Regulation ?	0
Any Event of Default ?	0
Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 15th day of August 2003

Bank One, N.A. as Servicer

/s/ Philip C. McNiel

Philip C. McNiel Vice President

Distribution List:

Dan Farrel – Financial Security Assurance

Keith Richardson – Bank One, N.A.

Moody’s Investors Service

Standard & Poor’s Corp.

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 11
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	8/20/03

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	0.319436
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

Managed Amortization Period ? (Yes=1; No=0)	1
Investors Certificate Principal Distributed	11.449780
Principal Distribution Amount	11.478300
Maximum Principal Payment	18.482176
Alternative Principal Payment	11.478300
Principal Collections less Additional Balances	11.478300
Investor Loss Amount Distributed to Investors	0.356098
Accelerated Principal Distribution Amount	-0.384618
Credit Enhancement Draw Amount	0.00
Total Amount Distributed to Certificateholders (P & I)	11.769216

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	140,927,524.10
Ending Investor Certificate Balance	135,202,634.02
Beginning Invested Amount	145,661,523.62
Ending Invested Amount	139,744,324.57
Investor Certificateholder Floating Allocation Percentage	93.5940%
Pool Factor	0.2704053
Liquidation Loss Amount for Liquidated Loans	190,235.54
Unreimbursed Liquidation Loss Amount	0.00

C. POOL INFORMATION

Beginning Pool Balance	155,631,342.83
Ending Pool Balance	149,701,957.20
Servicing Fee	64,846.39

D. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	1.360000%
LIBOR Rate	1.100000%
Maximum Rate	4.397663%

E. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	82
Trust Balances	2,225,801.53
Delinquent 60-89 days
No. of Accounts	25
Trust Balances	722,641.11
Delinquent 90+ days
No. of Accounts	97
Trust Balances	3,530,072.86
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1	Page 12
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	8/20/03

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 15th day of August 2003

Bank One, N.A. as Servicer

/s/ Philip C. McNiel

Philip C. McNiel Vice President

Distribution List:

Keith Richardson – Bank One, N.A.